EXECUTION VERSION
Exhibit 10.2
EIGHTH AMENDMENT TO MASTER REPURCHASE AND SECURITIES CONTRACT AGREEMENT

        This Eighth Amendment to Master Repurchase and Securities Contract Agreement (this “Amendment”), dated as of March 17, 2023 (the “Effective Date”) is by and between GOLDMAN SACHS BANK USA, a New York state-chartered bank, as buyer (together with its successors and assigns, “Buyer”), and GP COMMERCIAL GS LLC, a Delaware limited liability company (“Seller”). Capitalized terms used but not otherwise defined herein shall have the meanings given to them in the Master Repurchase Agreement (as defined below).

W I T N E S S E T H:
WHEREAS, Seller and Buyer have entered into that certain Master Repurchase and Securities Contract Agreement, dated as of May 2, 2017, as amended by that certain First Amendment to Master Repurchase and Securities Contract Agreement, dated as of June 28, 2017, as amended by that certain Second Amendment to Master Repurchase and Securities Contract Agreement, dated as of November 16, 2017, as amended by that certain Third Amendment to Master Repurchase and Securities Contract Agreement, dated as of May 9, 2018, as amended by that certain Fourth Amendment to Master Repurchase and Securities Contract Agreement, dated as of July 16, 2019, as amended by that certain Fifth Amendment to Master Repurchase and Securities Contract Agreement, dated as of May 1, 2020, as amended by that certain Sixth Amendment to Master Repurchase and Securities Contract Agreement and Second Amendment to Guaranty Agreement, dated September 25, 2020, as amended by that certain Seventh Amendment to Master Repurchase and Securities Contract Agreement and Second Amendment to Guaranty Agreement, dated July 13, 2021 (the “Master Repurchase Agreement”);
WHEREAS, Seller and Buyer wish to modify certain terms and provisions of the Master Repurchase Agreement.
NOW, THEREFORE, the parties hereto agree as follows:
1.    Amendments to Master Repurchase Agreement. The Master Repurchase Agreement is hereby amended as follows:
(a)    The following definitions hereby replace the same existing definitions in Article 2 of the Master Repurchase Agreement:
(i)    “Benchmark” shall mean Term SOFR; provided that if a Benchmark Transition Event and its related Benchmark Replacement Date have occurred with respect to Term SOFR or the then current Benchmark, then “Benchmark” shall mean the applicable Benchmark Replacement.
(ii)    “Benchmark Replacement” shall mean, with respect to any Benchmark Transition Event, the sum of:
(1)    the alternate benchmark rate of interest that has been selected by Buyer as the replacement for the then-current Benchmark, giving due consideration to (i) any selection or recommendation of a replacement benchmark rate, or the mechanism for determining such a rate, by the Relevant Governmental Body, or (ii) any evolving or then-prevailing market convention for determining a benchmark rate of interest as a replacement for the then-current Benchmark for U.S. dollar-denominated floating rate commercial mortgage loans at such time (the “Unadjusted Benchmark Replacement”), and

(2)    the Benchmark Replacement Adjustment;
provided that, such rate is then being used by Buyer as the replacement for the then-current Benchmark with similarly situated customers under similar repurchase facilities for assets similar to the Purchased Assets; and provided further that in no event shall the Benchmark Replacement for any Pricing Rate Period be deemed to be less than the Benchmark Floor.
(iii)    “Benchmark Replacement Adjustment” shall mean, with respect to any Unadjusted Benchmark Replacement, the spread adjustment or method for calculating or determining such spread adjustment (which may be a positive or negative value or zero) that has been selected by Buyer giving due consideration to (a) any selection or recommendation by the Relevant Governmental Body or (b) any evolving or then-prevailing market convention for determining a spread adjustment, or method for calculating or determining such spread adjustment, for the replacement of the then-current Benchmark with the applicable Unadjusted Benchmark Replacement for U.S. dollar-denominated floating rate commercial mortgage loans at such time; provided that such spread adjustment is then being applied by Buyer as the spread adjustment for the applicable Unadjusted Benchmark Replacement for similarly situated customers under similar repurchase facilities for assets similar to the Purchased Assets.
(iv)    “Benchmark Replacement Conforming Changes” shall mean, with respect to any Benchmark Replacement, any technical, administrative or operational changes (including changes to the definition of “Pricing Rate Determination Date”, the definition of “Pricing Rate Period,” the timing and frequency of determining rates and making payments of interest, preceding and succeeding business day conventions and other administrative matters) that Buyer determines may be appropriate or necessary to reflect the adoption and implementation of such Benchmark Replacement and to permit the administration thereof by Buyer in a manner substantially consistent with market practice for repurchase facilities or similar structured finance arrangements (or, if Buyer decides that adoption of any portion of such market practice is not administratively feasible or if Buyer determines that no market practice for the administration of the Benchmark Replacement exists, in such other manner of administration as Buyer decides is reasonably necessary in connection with the administration of this Agreement and the other Transaction Documents), provided that such changes implemented by Buyer are substantively similar, taken as a whole, together with all other provisions of the Transaction Documents after giving effect to such changes, to the changes applied by Buyer in connection with the administration of the Benchmark Replacement for all similarly situated customers under similar repurchase facilities for assets similar to the Purchased Assets.
(v)    “Benchmark Replacement Date” shall mean the earliest to occur of the following events with respect to the then-current benchmark:
(1)    in the case of clause (1) or (2) of the definition of “Benchmark Transition Event,” the later of (a) the date of the public statement or publication of information referenced therein and (b) the date on which the administrator of the Benchmark permanently or indefinitely ceases to provide the Benchmark; and
(2)    in the case of clause (3) of the definition of “Benchmark Transition Event,” first date on which such Benchmark has been determined and announced by or on behalf of the administrator of such Benchmark or the regulatory supervisor for the administrator of such

Benchmark to be non-representative or non-compliant with or non-aligned with the International Organization of Securities Commissions (IOSCO) Principles for Financial Benchmarks; provided that such non-representativeness, non-compliance or non-alignment will be determined by reference to the most recent statement or publication referenced in such clause (3) and even if any available tenor of such Benchmark (or such component thereof) continues to be provided on such date.

(vi)    “Benchmark Transition Event” shall mean the occurrence of one or more of the following events with respect to the then-current Benchmark:
(1)    a public statement or publication of information by or on behalf of the administrator of the Benchmark announcing that such administrator has ceased or will cease to provide the Benchmark, permanently or indefinitely, provided that, at the time of such statement or publication, there is no successor administrator that will continue to provide the Benchmark;
(2)    a public statement or publication of information by the regulatory supervisor for the administrator of the Benchmark, the central bank for the currency of the Benchmark, an insolvency official with jurisdiction over the administrator for the Benchmark, a resolution authority with jurisdiction over the administrator for the Benchmark or a court or an entity with similar insolvency or resolution authority over the administrator for the Benchmark, which states that the administrator of the Benchmark has ceased or will cease to provide the Benchmark permanently or indefinitely, provided that, at the time of such statement or publication, there is no successor administrator that will continue to provide the Benchmark; or
(3)    a public statement or publication of information by or on behalf of the administrator of such Benchmark (or the published component used in the calculation thereof) or the regulatory supervisor for the administrator of such Benchmark (or such component thereof) announcing that the Benchmark (or such component thereof) is not, or as of a specified future date will not be, representative or in compliance with or aligned with the International Organization of Securities Commissions (IOSCO) Principles for Financial Benchmarks.
(vii)    “Business Day” shall mean a day other than (i) a Saturday or Sunday, or (ii) a day in which the New York Stock Exchange or banks in the State of New York are authorized or obligated by law or executive order to be closed.
(viii)    “Pricing Rate Determination Date” shall mean with respect to any Pricing Rate Period, the second (2nd) Business Day preceding the first day of such Pricing Rate Period, or such other time determined by Buyer in accordance with the Benchmark Replacement Conforming Changes.
(ix)    “Term SOFR” shall mean, for each Pricing Rate Period, the forward-looking term rate for a one-month period that is based on the secured overnight financing rate of the Federal Reserve Bank of New York (or its successor), as published by the Term SOFR Administrator on the applicable Pricing Rate Determination Date; provided, that if, as of 5:00 p.m. (New York City time) on any Pricing Rate

Determination Date, such rate has not been published by the Term SOFR Administrator and a Benchmark Replacement Date with respect to Term SOFR has not occurred, then Term SOFR will be determined as of the first preceding U.S. Government Securities Business Day for which such rate was published by the Term SOFR Administrator, so long as such first preceding U.S. Government Securities Business Day is not more than three U.S. Government Securities Business Days prior to such Pricing Rate Determination Date. Notwithstanding the foregoing, in no event will Term SOFR be deemed to be less than the Benchmark Floor.
(x)    “Unadjusted Benchmark Replacement” shall have the meaning set forth in the definition of Benchmark Replacement.
(b)    The following definitions are hereby added to Article 2 of the Master Repurchase Agreement in appropriate alphabetical order:
(i)    “Benchmark Floor” shall mean, with respect to any Purchased Asset, the applicable benchmark floor pursuant to the related Purchased Asset Documents.
(ii)    “Term SOFR Administrator” shall mean CME Group Benchmark Administration Limited (CBA) (or a successor administrator of Term SOFR as determined by Buyer in its reasonable discretion).
(c)    The following defined terms and all references thereto are hereby deleted in their entirety from the Master Repurchase Agreement: “Compounded SOFR”; “ISDA Definitions”; “ISDA Fallback Adjustment”; “ISDA Fallback Rate”; “LIBOR”; “LIBOR Rate”; “Reference Banks”; “Reference Time”; “Reserve Requirement” and “SOFR”.
(d)    Article 3(c)(xiv) of the Master Repurchase Agreement is hereby amended by replacing the words “Reserve Requirements” with “required reserves”.
(e)    Article 14(a)(i) of the Master Repurchase Agreement is hereby amended by replacing the words “Reference Time” with “Pricing Rate Determination Date”.
(f)    Article 14(c)(ii) of the Master Repurchase Agreement is hereby amended by replacing the words “Reserve Requirements, other reserves,” with “reserves,”.
(g)    Exhibit I to the Master Repurchase Agreement is hereby amended by replacing the phrase “LIBOR Rate plus ___%” with “Term SOFR plus ___%”.
(h)    Representation (49) on Exhibit V to the Master Repurchase Agreement is hereby amended by replacing the word “LIBOR” with “Term SOFR”.

2.    Effectiveness. The effectiveness of this Amendment is subject to receipt by Buyer of the following:
(a)    Amendment. This Amendment, duly executed and delivered by Seller and Buyer.
(b)    Reserved.
(c)    Fees. Payment by Seller of the actual costs and expenses, including, without limitation, the reasonable fees and expenses of counsel to Buyer, incurred by Buyer in connection with this Amendment and the transactions contemplated hereby.
(d)    Amended and Restated Confirmations. Buyer and Seller shall amend and restate all Confirmations for existing Transactions to reflect the new Pricing Rate on or before March 31, 2023. Buyer and Seller acknowledge and agree that the new Pricing Rate will take effect in the first Pricing Rate Period after the Effective Date.
3.    Seller Representations. Seller hereby represents and warrants that:
(a)    no Material Adverse Effect, Margin Deficit that is due and payable, Potential Event of Default or Event of Default under the Repurchase Agreement has occurred and is continuing as of the date hereof or will occur as a result of the execution, delivery and performance by Seller of this Amendment and no “Termination Event,” “Event of Default” or “Potential Event of Default” or any similar event by Seller, however denominated, has occurred and is continuing under any hedging transaction as of the date hereof;
(b)    all representations and warranties contained in the Master Repurchase Agreement are true, correct, complete and accurate in all respects (except such representations which by their terms speak as of a specified date and subject to any exceptions disclosed to Buyer in a Requested Exceptions Report prior to such date and approved by Buyer);
(c)    no amendments have been made to the organizational documents of Seller since May 2, 2017, other than that certain Certificate of Amendment filed with the State of Delaware September 3, 2019 changing Seller’s name from “TH Commercial GS LLC” to “GP Commercial GS LLC”; and
(d)    Seller is duly authorized to execute and deliver this Amendment.
4.     Defined Terms. Capitalized terms used but not otherwise defined herein shall have the meanings given to them in the Master Repurchase Agreement.
5.    Continuing Effect; Reaffirmation of Guarantee Agreement. As amended by this Amendment, all terms, covenants and provisions of the Master Repurchase Agreement are ratified and confirmed and shall remain in full force and effect. In addition, any and all guaranties and indemnities for the benefit of Buyer (including, without limitation, the Guarantee Agreement) and agreements subordinating rights and liens to the rights and liens of Buyer, are hereby ratified and confirmed and shall not be released, diminished, impaired, reduced or adversely affected by this Amendment, and each party indemnifying Buyer, and each party subordinating any right or lien to the rights and liens of Buyer, hereby consents, acknowledges and agrees to the modifications set forth in this Amendment and waives any common law, equitable, statutory or other rights which such party might otherwise have as a result of or in connection with this Amendment.
6.    Binding Effect; No Partnership; Counterparts. The provisions of the Master Repurchase Agreement, as amended hereby, shall be binding upon and inure to the benefit of the parties hereto and their respective successors and permitted assigns. Nothing herein contained shall be deemed or construed to create a partnership or joint venture between any of the parties hereto. For the purpose of facilitating the execution of this Amendment as herein provided, this Amendment may be executed simultaneously in any number of counterparts, each of which shall be deemed to be an original, and such counterparts when taken together shall constitute but one and the same instrument. The parties consent to the use of electronic signatures and delivery of an executed counterpart of this Amendment and any other document executed in connection therewith by electronic transmission (including in “pdf” format) each of which shall have the same legal effect, validity, or enforceability as a manually executed and delivered counterpart hereof or thereof.
7.    Further Agreements. Seller agrees to execute and deliver such additional documents, instruments or agreements as may be reasonably requested by Buyer and as may be necessary or appropriate from time to time to effectuate the purposes of this Amendment.
8.    Governing Law. The provisions of Article 20 of the Master Repurchase Agreement are incorporated herein by reference.
9.    Headings. The headings of the sections and subsections of this Amendment are for convenience of reference only and shall not be considered a part hereof nor shall they be deemed to limit or otherwise affect any of the terms or provisions hereof.
10.    References to Transaction Documents. All references to the Master Repurchase Agreement in any Transaction Document, or in any other document executed or delivered in connection therewith shall, from and after the execution and delivery of this Amendment, be deemed a reference to the Master Repurchase Agreement as amended hereby, unless the context expressly requires otherwise.
11.    No Waiver.  The execution, delivery and effectiveness of this Amendment shall not (i) limit, impair, constitute a waiver by, or otherwise affect any right, power or remedy of Buyer under the Master Repurchase Agreement or any other Transaction Document, (ii) constitute a waiver of any provision in the Master Repurchase Agreement or in any of the other Transaction Documents or of any Default or Event of Default that may have occurred and be continuing, (iii) limit, impair, constitute a waiver by, or otherwise affect any right or power of Buyer to determine that a Material Adverse Effect, Margin Deficit, Default or Event of Default has occurred or (iv) alter, modify, amend or in any way affect any of the terms, conditions, obligations, covenants or agreements contained in the Master Repurchase Agreement or in any of the other Transaction Document, all of which are ratified and affirmed in all respects and shall continue in full force and effect.
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    IN WITNESS WHEREOF, the parties have executed this Amendment as of the day first written above.

BUYER:

GOLDMAN SACHS BANK USA, a New York state-chartered bank

By: /s/ Prachi Bansal
Name:    Prachi Bansal
Title:    Authorized Person

SELLER:

GP COMMERCIAL GS LLC, a Delaware limited liability company

By: /s/ Michael Karber
Name:     Michael Karber
Title:     General Counsel

The undersigned hereby acknowledges the execution of the Amendment and agrees that the Guarantee Agreement and agreements therein subordinating rights and liens to the rights and liens of Buyer, are hereby ratified and confirmed and shall not be released, diminished, impaired, reduced or adversely affected by this Amendment, and each party indemnifying Buyer therein, and each party subordinating any right or lien to the rights and liens of Buyer, therein, hereby acknowledges the modifications set forth in this Amendment and waives any common law, equitable, statutory or other rights which such party might otherwise have as a result of or in connection with this Amendment. In addition, the undersigned reaffirms its obligations under the Guarantee Agreement and agrees that its obligations under the Guarantee Agreement shall remain in full force and effect and apply to the additional components referenced in this Amendment.

GUARANTOR:

GRANITE POINT MORTGAGE TRUST INC., a Maryland corporation

By: /s/ Michael Karber
Name:    Michael Karber
Title:    General Counsel